SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): October 21, 2005


                             HPL TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)

            Delaware                000-32967                 77-0550714
-------------------------  ---------------------------    ---------------------
(State of Incorporation      (Commission File Number)     (I.R.S. Employer
 or Organization)                                           Identification No.)


2033 Gateway Place, Suite 400, San Jose, California               95110
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(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code: (408) 437-1466
                                                   ------------------



                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 1.01         Entry into a Material Definitive Agreement.

     On October 18, 2005, HPL Technologies, Inc. (the "Company") and Silicon Valley Bank (the "Bank") entered into a Second Amendment to Loan and Security Agreement (collectively, the "Amended Loan Agreement"), which amends certain terms and conditions of a secured bridge loan from the Bank to the Company dated July 21, 2005.

     Under the Amended Loan Agreement, the Company may borrow from the Bank up to $4,000,000, of which $3,500,000 is available to the Company as of the signing of the Amended Loan Agreement, and the remaining $500,000 available to the Company upon mailing of a proxy statement to our shareholders. The Company is obligated to repay all advances under the Amended Loan Agreement upon the earlier of (a) the closing of a liquidity event, as defined in the Loan and Security Agreement or (b) December 31, 2005.

     A copy of the Amended Loan Agreement is filed herewith as Exhibit 10.1.


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Item 9.01.    Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.   Description
----------    -----------------------------------------------------------------
10.1          Second Amendment to Loan and Security Agreement between Silicon
              Valley Bank and HPL Technologies, Inc., dated October 18, 2005.



                                      * * *


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             HPL TECHNOLOGIES, INC.


Date:  October 21, 2005           By:  /s/ Michael P. Scarpelli
                                   --------------------------------------------
                                       Michael P. Scarpelli
                                       Chief Financial Officer and Senior VP of
                                       Administration




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                                  EXHIBIT INDEX

Exhibit No.     Description
----------      ---------------------------------------------------------------
10.1            Second Amendment to Loan and Security Agreement between Silicon
                Valley Bank and HPL Technologies, Inc., dated October 18, 2005.







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                                                                   Exhibit 10.1

                                SECOND AMENDMENT
                                       TO
                           LOAN AND SECURITY AGREEMENT


         THIS SECOND AMENDMENT to Loan and Security Agreement (this "Amendment") is entered into this 18th day of October, 2005, by and between Silicon Valley Bank ("Bank") and HPL Technologies, Inc., a Delaware corporation ("Borrower") whose address is 2033 Gateway Place, Suite 400, San Jose, CA 95110.

                                    RECITALS

         A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of July 21, 2005, and amended by that certain First Amendment to Loan and Security Agreement dated as of September 29, 2005 (as the same may from time to time be further amended, modified, supplemented or restated, the "Loan Agreement").

         B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

         C. Borrower has requested that Bank amend the Loan Agreement to, among other things, increase the amount available as Bridge Loan Advances, extend the maturity date, and change the amounts of the specific Bridge Loan Advances available at specified times.

         D. Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.       Amendments to Loan Agreement.

     2.1 Section 2.1.1 (Bridge Loan). The last sentence of Section 2.1.1(a) is amended to read in its entirety as follows: "Bridge Loan Advances, when repaid, may not be reborrowed, and are repayable in full on the Bridge Loan Maturity Date."

     2.2 Section 2.1.1 (Bridge Loan). Section 2.1.1(c) is amended in its entirety and replaced with the following:

                   "The Bridge Loan Advances will be available to Borrower in an amount equal to (i) $3,500,000 immediately, and (iii) the remaining $500,000 of the Committed Bridge Loan upon the mailing of a proxy statement to Borrower's shareholders with respect to the Liquidity Event with the consent of Synopsys, Inc. in accordance with the Agreement of Merger made by and among Borrower, Synopsys, Inc. and Snap Acquisition, Inc. as of October 2, 2005."

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     2.3 Section 13 (Definitions). The following definitions contained in
Section 13 of the Loan Agreement are amended to read in their entirety as follows:

     "Bridge Loan Maturity Date" is the earlier of (a) the closing a Liquidity Event, or (b) December 31, 2005.

     "Committed Bridge Loan" is a Credit Extension of up to $4,000,000.

3.       Limitation of Amendments.

     3.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

     3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

     4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

     4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

     4.3 The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

     4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

     4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

     4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended

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by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

     4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

5. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6. Effectiveness. This Amendment shall be deemed effective upon (i) the due execution and delivery to Bank of this Amendment by each party hereto; and (ii) the payment by Borrower to Bank of a loan fee in the amount of $5,000.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.


BANK                                       BORROWER

Silicon Valley Bank                        HPL Technologies, Inc.


By:    /s/ Tom Smith                       By:    /s/ Michael P. Scarpelli
       ----------------------------               ---------------------------
Name:  Tom Smith                           Name:  Michael P. Scarpelli
       ----------------------------               ---------------------------
Title: Senior Relationship Manager         Title: Chief Financial Officer
       ----------------------------               ---------------------------


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